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                                                                    EXHIBIT 10.7



Recording requested by             Hardin G. Halsey, Esq.
and when recorded return to:       Womble Carlyle Sandridge & Rice, PLLC
                                   One West Fourth Street
                                   Winston-Salem, NC  27101

STATE OF GEORGIA           )
                           )        MODIFICATION AGREEMENT
COUNTY OF FULTON           )

         THIS MODIFICATION AGREEMENT ("Modification Agreement" or "Agreement") is made and entered into as of the 21st day of April, 2004, among METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Metropolitan"); METLIFE BANK, N.A., a national banking association ("Bank"; Metropolitan and Bank are collectively referred to as "Lender" or "Grantee"); KOGER ACP, LLC, a Delaware limited liability company (the "Borrower" or "Grantor"); and KOGER EQUITY, INC., a Florida corporation ("Guarantor");

                             PRELIMINARY STATEMENTS

         A. Reference is hereby made to the following documents (collectively, as assumed and modified, the "Loan Documents"):

                  (i) Deed to Secure Debt and Security Agreement dated December 30, 2003, made by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A., as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, the "Security Deed") recorded in the Real Estate Records of Fulton County, Georgia in Book 36786, Page 279;

                  (ii) Assignment of Leases dated December 30, 2003, made by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A., as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, the "Assignment") recorded in the Real Estate Records of Fulton County, Georgia in Book 36786, Page 315;

                   (iii) UCC Financing Statement naming Koger ACP, LLC as debtor and Metropolitan Life Insurance Company and MetLife Bank, N.A. as secured parties, recorded in the UCC Records of Fulton County, Georgia in File No. 060200400949;

                   (iv) UCC Financing Statement naming Koger ACP, LLC as debtor and Metropolitan Life Insurance Company and MetLife Bank, N.A. as secured parties, recorded in the UCC Records of the Secretary of State of Delaware in File No. 40258741;


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                  (v) UCC Financing Statement naming Koger ACP, LLC as debtor and Metropolitan Life Insurance Company and MetLife Bank, N.A. as secured parties, filed as a fixture filing and recorded in the Real Estate Records of Fulton County, Georgia in Book 36957, Page 180;

                  (vi) Promissory Note dated December 30, 2003, made by Atlantic Center Plaza, LLC to the order of Metropolitan Life Insurance Company in the principal face amount of $74,000,000.00, as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, "Metropolitan Note A"); and Promissory Note dated December 30, 2003, made by Atlantic Center Plaza, LLC to the order of MetLife Bank, N.A. in the principal face amount of $6,000,000.00, as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, "Bank Note A"; Metropolitan Note A and Bank Note A are collectively referred to as "Note A");

                  (vii) Promissory Note dated December 30, 2003, made by Atlantic Center Plaza, LLC to the order of Metropolitan Life Insurance Company in the principal face amount of $9,000,000.00, as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, "Metropolitan Note B"); and Promissory Note dated December 30, 2003, made by Atlantic Center Plaza, LLC to the order of MetLife Bank, N.A. in the principal face amount of $1,000,000.00, as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, "Bank Note B"; Metropolitan Note B and Bank Note B are collectively referred to as "Note B"; and Note A and Note B are collectively referred to as the "Notes"). The parties acknowledge that Note B was prepaid and canceled immediately following the transaction evidenced by the Assumption Agreement;

                  (viii) That certain Assignment of Interest Rate Cap Agreement and Security Agreement dated as of December 30, 2003 by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A., as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, the "Assignment of Interest Rate Cap Agreement");

                  (ix) Affidavit of Ownership and Certification of Atlantic Center Plaza, LLC dated of even date with the Notes executed by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A., as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, the "Affidavit of Ownership");

                  (x) Certification of Rent Roll and Lease Status dated of even date with the Notes executed by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A., as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, the "Certification of Rent Roll");

                  (xi) Letter Agreement Regarding Premiums of even date with the Notes by and among Atlantic Center Plaza, LLC and Metropolitan Life Insurance Company and MetLife Bank, N.A., as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, the "Letter Agreement Regarding Premiums");

                  (xii) Letter Agreement Regarding Impositions of even date with the Notes by and among Atlantic Center Plaza, LLC and Metropolitan Life Insurance Company and MetLife Bank, N.A., as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, the "Letter Agreement Regarding Impositions");

                  (xiii) Tenant Improvement Reserve Agreement of even date with the Notes by and among Atlantic Center Plaza, LLC and Metropolitan Life Insurance Company and MetLife Bank, N.A., as assumed by Koger ACP, LLC


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         pursuant to and amended by the Assumption Agreement (as assumed and amended, the "Tenant Improvement Reserve Agreement"); and

                   (xiv) Assumption and Modification Agreement dated as of January 27, 2004 among Metropolitan Life Insurance Company, MetLife Bank, N.A., Koger ACP, LLC, Koger Equity, Inc., Atlantic Center Plaza, LLC, and Lawrence P. Kelly and A.J. Land, Jr. (the "Assumption Agreement") recorded in the Real Estate Records of Fulton County, Georgia in Book 36,957, Page 165.

The real estate, fixtures and personal property described in the Loan Documents are sometimes collectively referred to as the "Property".

        B. Reference is also made to the following documents:

                  (i) That certain Unsecured Indemnity Agreement dated December 30, 2003 executed by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A., as assumed by Koger ACP, LLC pursuant to and amended by the Assumption Agreement (as assumed and amended, the "Unsecured Indemnity Agreement").

         C. The parties acknowledge that Note B (as defined in the Security
Deed) has been paid in full. The parties further acknowledge that Note A has been modified pursuant to the Note A Amendments, as defined below. In addition, the Borrower and the Guarantor have requested that the Lender amend and modify the Loan Documents and certain other documents in certain respects.

         D. The Lender, the Borrower and the Guarantor now desire to provide for the modification and extension of the Loan Documents and certain other documents by the Borrower. In addition, the Lender and the Borrower now desire to modify and amend the provisions of the Loan Documents and certain other documents in the manner hereinafter set forth, it being specifically understood that except as herein modified and amended, the terms and provisions of such documents shall remain unchanged and continue in full force and effect as therein written.

                                    AGREEMENT

         NOW, THEREFORE, the Lender, Borrower, and Guarantor, in consideration of the Preliminary Statements and for the purposes stated therein, and for other valuable consideration, receipt of which is hereby acknowledged, do hereby agree as follows:

         1. RECITALS. The Recitals are incorporated herein by reference and shall be deemed a part of this Agreement.

         2. MODIFICATION OF NOTE A. The parties acknowledge that the Note A has been modified and amended pursuant to (i) that certain Amendment to Metropolitan Note A dated of even date herewith among the Borrower and Metropolitan (the "Amendment to Metropolitan Note A") and (ii) that certain Amendment to Bank Note A dated of even date among Borrower and Bank ("Amendment to Bank Note A"; the Amendment to Metropolitan Note A and Amendment to Bank Note A are collectively referenced to as the "Note A Amendments".

         3. EXPENSES. Borrower shall pay all expenses incurred by Lender in connection with the preparation, execution, and implementation of this Agreement and the Note A Amendments including, without limitation, all title, escrow and reasonable attorneys' fees and expenses.

         4. MODIFICATION OF SECURITY DEED. The Security Deed is hereby amended as follows:



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                  (a) NOTES. All references to the terms "Note", "Notes",
"Metropolitan Note A", or "Bank Note A", as the case may be, shall mean such instruments together with the modifications thereto made pursuant to the Note A Amendments and together with any further modifications, extensions or renewals thereof now or hereafter executed. Note B has previously been prepaid in full.

                  (b) MATURITY DATE. The reference in the Security Deed for the Maturity Date of the Notes is hereby extended from December 1, 2006 to January 1, 2015.

                  (c) INSURANCE. The Business Income (Rent Loss) Insurance referenced on page 1 of the Security Deed shall continue after year three to be one year's Business Income as described in Section 3.01(a)(3).

                  (d) FUTURE ADVANCES. The parties acknowledge that the Secured Indebtedness shall include any and all present and future advances under the Notes, it being understood that the principal amount of present advances at the time of recordation of this Modification Agreement under Note A is Seventy-Five Million Eight Hundred Seventy-Three Thousand Seven Hundred One and 44/100 Dollars ($75,873,701.44), and that the Note A provides for additional future advances of principal in an amount of $4,126,298.56 such that the maximum principal amount advanced under Note A may be an amount of up to $80,000,000.00.

                  (e) BOOKS AND RECORDS. Section 4.01(f) of the Security Deed is amended and restated to read as follows: "Notwithstanding the foregoing, with respect to annual financial statements and rent rolls, Grantee will accept annual financial statements on Grantor certified by an officer of Grantor and rent rolls certified by an officer of the Grantor, and annual financials prepared by a national certified public accountant only for the Liable Party financial statements, which annual financial statements shall be due ninety (90) days following the calendar year end."

                  (f) TRANSFERS. A new Section 10.01(f) is added to the Security Deed as follows:

                  Notwithstanding the prohibitions set forth in Section 10.01(a) above, the Grantor shall be permitted to transfer a membership or partnership interest, as applicable, in Grantor to a third party investor so long as (i) no Event of Default then exists, (ii) the ERISA warranties and representations set forth in Section 8.01 above shall remain true before and after such Transfer, (iii) Grantor shall pay a processing fee equal to $25,000 plus all reasonable costs and expenses incurred by Grantee in connection with such Transfer, (iv) such investor has a net worth of $85 million and is subject to Grantee's reasonable approval and (v) Liable Party retains an ownership interest in Grantor either directly or indirectly of at least 19% of all ownership interests in Grantor. The investor shall continue to retain during the term of the Loan an equity interest in the Grantor of 81% or less.

                  (g) SUBORDINATE FINANCING. The following is hereby added to
Section 10.02 of the Security Deed: "Notwithstanding the provisions of this
Section 10.02, Grantor will be allowed to place mezzanine financing secured by ownership interests in Grantor or its constituents (but not a second lien on the Property) in connection with a transfer to an institutional investor as set forth in Section 10.01(f) above; provided the total debt to equity ratio does not exceed 75%, as determined by Grantee."

                  (h) LEASING GUIDELINES. Exhibit B "Leasing Guidelines" to the Security Deed is hereby replaced with the Exhibit "B" attached hereto.

                  (i) REFERENCE TO LOAN DOCUMENTS. All references in the Security Deed to the terms "Loan Documents" or "Unsecured Indemnity Agreement" shall be deemed to include the modifications thereto effected by this Modification Agreement, together with any modifications, renewals or extensions hereafter made with respect thereto.

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                  (j) LIABILITY OF GRANTOR. Section 9.01 of the Security Deed is
hereby amended as follows:

                           (i) Section 9.01(a)(x) which provides recourse liability with respect to the Section 21 "Interest Rate Protection" of the Notes shall not be applicable after January 1, 2005 since Section
         (f) of the Note Amendments acknowledges that Section 21 of the Notes will not be applicable after January 1, 2005.

                           (ii) Section 9.01(a)(xi) which provides recourse liability with respect to the Leasing Reserve Holdback Agreement is no longer applicable since the Leasing Reserve Holdback Agreement was terminated pursuant to paragraph 6(a) of the Assumption Agreement.

                           (iii) The corresponding sections of Note A are amended to conform to the above provisions (i) and (ii).

         5. GENERAL MODIFICATIONS TO LOAN DOCUMENTS AND UNSECURED INDEMNITY AGREEMENT. The Loan Documents and Unsecured Indemnity Agreement are hereby amended such that all references in the Loan Documents or Unsecured Indemnity Agreement to any other Loan Document or the Unsecured Indemnity Agreement are hereby amended to refer to such instruments as amended by this Modification Agreement or the Note A Amendments, as the case may be, together with any modifications, renewals or extensions hereafter made with respect thereto.

         6. NO IMPAIRMENT OF SECURITY, ETC. It is mutually agreed by and between the parties hereto that this Modification Agreement shall become a part of the Loan Documents and Unsecured Indemnity Agreement by reference and that nothing herein contained shall impair the security now held for the indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Loan Documents and Unsecured Indemnity Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Loan Documents and Unsecured Indemnity Agreement, as hereby amended, or any of them. Furthermore, the Lender does hereby reserve all rights and remedies it may have as against all parties who may hereafter become secondarily liable for the repayment of the indebtedness evidenced by the Notes.

         7. REAFFIRMATION OF INDEBTEDNESS. The Borrower promises and agrees to pay the indebtedness evidenced by the Notes, in accordance with the terms thereof and agrees to perform all of the requirements, conditions and obligations under the terms of the Loan Documents and Unsecured Indemnity Agreement, as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Security Deed, which Security Deed shall retain its priority as originally filed for record.

         8. CONSENT OF GUARANTOR. Reference is hereby made to that certain Guaranty Agreement dated January 27, 2004, executed by Guarantor in favor of Lender (the "Guaranty Agreement"). All references in the Guaranty Agreement to the Notes, the Unsecured Indemnity Agreement, the Assumption Agreement and any other Loan Documents shall be deemed to include such instruments as modified by this Modification Agreement and the Note A Amendments, as applicable, together with all further modifications, extensions or renewals hereafter made. The Guarantor hereby acknowledges receipt of copies of this Modification Agreement and the Note A Amendments and hereby consents to the execution, delivery and performance thereof and hereby further agrees that the Guarantor shall remain fully obligated under the terms of the Guaranty Agreement, as amended hereby, following the execution of this Modification Agreement and the Note A Amendments. The Guarantor does hereby confirm, ratify and reaffirm the obligations contained in the Guaranty Agreement, as amended hereby. The Guarantor does further confirm that at the present time it has no right of set-off, counterclaim or defense to the obligations contained in the Guaranty Agreement.

         9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

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         10. COUNTERPARTS. This Modification Agreement may be executed in multiple counterparts and/or by the use of multiple signature pages, each of which shall constitute an original but all of which, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto under seal and delivered as of the day and year first above written.

                                            LENDER:

                                            METROPOLITAN LIFE INSURANCE COMPANY,
                                            a New York corporation


                                            By: /s/ Victor W. Turney
                                               ---------------------------------
                                            Title: Vice President


Signed, sealed and delivered
in the presence of:

/s/ Scott Johnston
-----------------------
Unofficial Witness


/s/ Kathleen D. Cody
-----------------------
Notary Public

(Notarial Seal)




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                         METLIFE BANK, N.A.

                         By:  Metropolitan Life Insurance Company, its Servicer


                              By: /s/ Victor W. Turney
                                -----------------------------------------------
                              Title: Vice President


Signed, sealed and delivered
in the presence of:

/s/ Nancy J. Hammer
-----------------------
Unofficial Witness


/s/ Kathleen D. Cody
-----------------------
Notary Public

(Notarial Seal)





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                                          BORROWER:

                                          KOGER ACP, LLC,
                                          a Delaware limited liability company


                                          By: /s/ Christopher L. Becker
                                             -----------------------------------
                                          Name:   Christopher L. Becker
                                          Title:  Vice President

                                                   [Seal]


Signed, sealed and delivered
in the presence of:


/s/ Cherise Edmonds
-----------------------
Unofficial Witness


/s/ Kim Chase
-----------------------
Notary Public

(Notarial Seal)







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                                   GUARANTOR:

                                   KOGER EQUITY, INC.,
                                   a Florida corporation


                                   By: /s/ Christopher L. Becker
                                      ------------------------------
                                   Name:   Christopher L. Becker
                                   Title:  Senior Vice President

                                            [Corporate Seal]

Signed, sealed and delivered
in the presence of:


/s/ Cherise Edmonds
-----------------------
Unofficial Witness


/s/ Kim Chase
-----------------------
Notary Public

(Notarial Seal)



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                                   EXHIBIT "B"

                               LEASING GUIDELINES



Grantee will require its approval of any proposed lease that is greater than 23,000 rentable square feet (i.e., greater than one full floor plate), and also meets one of the following conditions (an "Approval Lease"):

(a) The Lease is not on a Standard Lease Form Previously approved by Grantee with such modifications to such standard Lease Form as may customarily result from negotiations with tenants; or

(b) The Lease has an Initial lease term which is greater than 12 years or less than 3 years; or

(c) The Lease has an Initial lease rate which is less than $25.00 per square foot (including expense reimbursement); or

(d) The Lease has a Free rent period which is greater than two months per year of the Lease.

In addition, (i) Grantor will not enter into any leases without the prior written consent of Grantee during any period in which an Event of Default exists under the Loan Documents, and (ii) all leases shall be third party, arms-length leases. Any lease modification which would cause a Lease to meet the conditions of an Approval Lease shall also require Grantee's consent and shall fall within the definition of Approval Lease hereunder. Grantee agrees that Grantee will respond to requests for approvals of Leases (or amendments or terminations thereof) as follows: Grantor will send an initial request for approval indicating that Grantee's approval is required within ten (10) days and if Grantor has not received Grantee's approval within the initial ten (10) day period, then Grantor shall send a second request for approval stating that Grantee's approval is required within five (5) days. Grantee agrees that Grantee's approval under this paragraph shall be deemed to have been granted if Grantee fails to respond with a grant or denial of approval within five (5) days after Grantee receives the second written request for approval from Grantor as long as both the first request for approval and the second request for approval contains substantially the following statement in bold or capital letters distinguishing it from the other text in the request: "THIS REQUEST FOR APPROVAL IS MADE UNDER EXHIBIT B OF THE DEED TO SECURE DEBT AND YOUR APPROVAL WILL BE DEEMED GRANTED IF YOU FAIL TO RESPOND WITHIN [Insert TEN (10) DAYS for first notice and FIVE (5) DAYS for second notice]". If Grantor fails to send the second five (5) day notice and no response is otherwise received from Grantee, then the request will be deemed disapproved.



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